                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 19, 2000


                          Discover Card Master Trust I
           ----------------------------------------------------------
               (Exact name of registrant as specified in charter)



       Delaware                    0-23108                       51-0020270
       --------                    -------                       ----------
      (State of                  (Commission                   (IRS Employer
    Organization)                File Number)               Identification No.)


c/o Discover Bank
12 Read's Way
New Castle, Delaware                                               19720
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(Address of principal executive offices)                         (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7184
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable

Item 5.  Other Events

               Series 2000-8. On October 19, 2000, the registrant made available to investors a prospectus supplement, dated October 17, 2000, and prospectus, dated October 17, 2000, with respect to the issuance of $1,000,000,000 aggregate principal amount of Series 2000-8 Floating Rate Class A Credit Card Pass-Through Certificates and $52,632,000 aggregate principal amount of Series 2000-8 Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Discover Bank (formerly Greenwood Trust Company) as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement for Series 2000-8, to be dated as of October 24, 2000, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee. A copy of the prospectus and prospectus supplement is attached as Exhibit 99.

Item 7.  Exhibits

Exhibit No.    Description
-----------    -----------

Exhibit 99 Prospectus, dated October 17, 2000, and Prospectus Supplement, dated October 17, 2000, with respect to the Floating Rate Class A Credit Card Pass-Through Certificates and the Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 2000-8.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             Discover Card Master Trust I
                                               (Registrant)


                                             By:  Discover Bank
                                                  (Originator of the Trust)



Date: October 19, 2000                       By:  /s/ Michael F. Rickert
                                                  ------------------------------
                                                  Michael F. Rickert
                                                  Assistant Vice President
                                                   and Assistant Treasurer

                                INDEX TO EXHIBITS

Exhibit     Description                                                  Page
-------     -----------                                                  ----

99          Prospectus, dated October 17, 2000, and Prospectus            --
            Supplement, dated October 17, 2000, with respect to the Floating Rate Class A Credit Card Pass-Through
            Certificates and the Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 2000-8.